Exhibit 10.1

Regulation S

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION Agreement (this “Agreement”), dated as of [   ] June, 2025, is entered into by and between:

(1) Plutus Financial Group Limited, a Cayman Islands exempted company (the “Company”); and

(2) [   ] (the “Purchaser”).

The Purchaser and the Company are sometimes each referred to herein as a “Party,” and collectively as the “Parties.”

W I T N E S S E T H:

WHEREAS, upon the terms and conditions of this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser wishes to purchase from the Company, Ordinary Shares, US$0.0001 par value per share (“Ordinary Shares”) of the Company in a private placement exempt from registration pursuant to Regulation S of the U.S. Securities Act of 1933, as amended (“Regulation S” and “Securities Act,” respectively);

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I

PURCHASE AND SALE

Section 1.1. Issuance, Sale and Purchase of Ordinary Shares. Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined below), the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, [   ] Ordinary Shares for a purchaser price of US$1.90 per Ordinary Share in immediately available cash with a total cash consideration of US$[   ], free and clear of all liens or Encumbrances as defined below (except for restrictions arising under the Securities Act or created by virtue of this Agreement, including the lock-up provision in Section 3.1 below). The Ordinary Shares issued to the Purchaser pursuant to this Agreement shall be referred to herein as the “Purchased Shares.”

Section 1.2. Closing.

(a) Closing. Subject to Section 1.3, the closing (the “Closing”) of the sale and purchase of the Purchased Shares pursuant to Section 1.1 shall take place remotely via the electronic exchange of the closing documents and signatures (followed by prompt delivery of the originals therefor) on 16 June, 2025 or such other time as the Parties may mutually agree upon. The date and time of the Closing are referred to herein as the “Closing Date.”

(b) Payment and Delivery. At the Closing:

(i) the Purchaser shall pay and deliver the total cash consideration to the Company in U.S. dollars by wire transfer, or by such other method mutually agreeable to the Parties, of immediately available funds to the following bank account designated in writing by the Company:

BENEFICIARY NAME: Plutus Financial Group Limited

BANK NAME: [   ]

BANK ADDRESS: [   ].

BENEFICIARY BANK CODE: [   ]

SWIFT: [   ]

ACCOUNT NUMBER: [   ]

(ii) the Company shall deliver a certified true copy of the updated register of members of the Company, evidencing that the Purchased Shares have been issued and registered in the name of the Purchaser.

(c) Restrictive Legend. Each certificate representing the Purchased Shares, if any such certificate is issued, shall be endorsed with the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE: IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (2) AN EXEMPTION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS, INCLUDING THE REGISTRATION REQUIREMENTS OF THE ACT. ANY ATTEMPT TO TRANSFER OR SELL THIS SECURITY IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.

Section 1.3. Closing Conditions.

(a) Conditions to the Company’s Obligations to Effect the Closing. The obligation of the Company to issue and sell the Purchased Shares to the Purchaser as contemplated by this Agreement are subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may be waived in writing by the Company in its sole discretion:

(i) All actions required to be taken by the Purchaser in connection with the purchase of the Purchased Shares hereunder shall have been completed.

(ii) The representations and warranties of the Purchaser contained in Section 2.1 of this Agreement shall have been true and correct on the date of this Agreement and true and correct on and as of the Closing Date; and the Purchaser shall have performed and complied in all material respects with all, and not be in breach or default in any material respect under any, agreements, covenants, conditions and obligations contained in this Agreement that are required to be performed or complied with on or before the Closing Date.

(iii) No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the transactions contemplated by this Agreement, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement that are substantial in relation to the Company; and no action, suit, proceeding or investigation shall have been instituted by a governmental authority of competent jurisdiction or threatened that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the transactions contemplated by this Agreement, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement that are substantial in relation to the Company.

(b) Conditions to the Purchaser’s Obligations to Effect the Closing. The obligation of the Purchaser to purchase and pay for the Purchased Shares as contemplated by this Agreement is subject to the satisfaction, on or before the Closing Date, of the following conditions, any of which may be waived in writing by the Purchaser in its sole discretion:

(i) All corporate and other actions required to be taken by the Company in connection with the issuance and sale of the Purchased Shares shall have been completed.

(ii) The representations and warranties of the Company contained in Section 2.2 of this Agreement shall have been true and correct on the date of this Agreement and true and correct on and as of the Closing Date; and the Company shall have performed and complied in all material respects with all, and not be in breach or default in any material respects under any, agreements, covenants, conditions and obligations contained in this Agreement that are required to be performed or complied with on or before the Closing Date.

(iii) No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the transactions contemplated by this Agreement, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement that are substantial in relation to the Company; and no action, suit, proceeding or investigation shall have been instituted by a governmental authority of competent jurisdiction or threatened that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the transactions contemplated by this Agreement, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement that are substantial in relation to the Company.

Article II
REPRESENTATIONS AND WARRANTIES

Section 2.1. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company, as of the date hereof and as of the Closing Date, as follows:

(a) Due Formation. The Purchaser is a company duly incorporated as a limited liability company, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(b) Authority. The Purchaser has full power and authority to enter into, execute and deliver this Agreement and any of the agreement, certificate, document and instrument otherwise required in connection with implementing the transactions and actions contemplated in this Agreement (together, the “Transaction Documents”) and to perform its obligations hereunder and thereunder. The execution and delivery by the Purchaser of this Agreement and the other Transaction Documents and the performance by the Purchaser of its obligations hereunder and thereunder have all been duly authorized by all requisite actions on the Purchaser’s part.

(c) Valid Agreement. This Agreement has been and, upon its execution each of the other Transaction Documents shall have been, duly executed and delivered by the Purchaser, and each of the Agreement and the other Transaction Documents, upon execution, constitutes the legal, valid and binding obligation of the Purchaser, enforceable against him in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d) Noncontravention. Neither the execution and the delivery of this Agreement or any other Transaction Documents, nor the consummation of the transactions contemplated hereby or thereby, will (i) violate any provision of the organizational documents of the Purchaser or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which the Purchaser is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of or creation of an encumbrance under, or create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which the Purchaser is a party or by which the Purchaser is bound or to which any of the Purchaser’s assets are subject. There is no action, suit or proceeding, pending or threatened against the Purchaser that questions the validity of the Transaction Documents or the right of the Purchaser to enter into this Agreement and the other Transaction Documents or to consummate the transactions contemplated hereby or thereby.

(e) Consents and Approvals. Neither the execution and delivery by the Purchaser of this Agreement and the other Transaction Documents, nor the consummation by the Purchaser of any of the transactions contemplated hereby or thereby, nor the performance by the Purchaser of any of this Agreement or the Transaction Documents in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any third party, except such as have been or will have been obtained, made or given on or prior to the Closing Date.

(f) Status and Investment Intent.

(i) Experience. The Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Purchased Shares. The Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment. The Purchaser has conducted its own investigation of the Company, including, but not limited to, a review the Company’s SEC Documents (as defined below). The Purchaser has had access to, and an adequate opportunity to review, financial and other information as it deems necessary to make our decision to purchase the Purchased Shares. The Purchaser has have been offered the opportunity to ask questions of the Company and received answers thereto, as it deemed necessary in connection with its decision to purchase the Purchased Shares.

(ii) Information. The Purchaser acknowledges that (i) the Company currently may have, and later may come into possession of, information regarding the Company that is not known to it and that may be material to a decision to enter into this transaction to purchase the Purchased Shares (“Excluded Information”), (ii) it has determined to enter into the this transaction to purchase the Securities notwithstanding its lack of knowledge of the Excluded Information, and (iii) neither the Company shall have liability to it, and it hereby to the extent permitted by law waives and releases any claims we may have against the Company, with respect to the nondisclosure of the Excluded Information. The Purchaser has consulted to the extent deemed appropriate by the Purchaser with the Purchaser’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Purchased Shares. The Purchaser has made its own assessment and have satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Purchased Shares.

(iii) Purchase Entirely for Own Account. The Purchaser is acquiring the Purchased Shares that it is purchasing pursuant to this Agreement for investment for its own account for investment purposes only and not with the view to, or with any intention of, resale, distribution or other disposition thereof. The Purchaser does not have any direct or indirect arrangement, or understanding with any other persons to distribute, or regarding the distribution of the Purchased Shares in violation of the Securities Act or any other applicable state securities law. The Purchaser certifies that the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

(iv) Solicitation. The Purchaser was not identified or contacted through the marketing of the Purchased Shares. The Purchaser did not learn of the investment in the Purchased Shares as a result of any general solicitation or general advertising (as defined in Regulation D under the Securities Act) or directed selling efforts (as defined in Regulation S under the Securities Act).

(v) Not U.S. Person. The Purchaser is not a “U.S. person” as defined in Rule 902 of Regulation S.

(vi) Offshore Transaction. The Purchaser has been advised and acknowledges that in issuing the Purchased Shares to the Purchaser pursuant hereto, the Company is relying upon the exemption from registration provided by Regulation S. The Purchaser is acquiring the Purchased Shares in an offshore transaction (as defined in Regulation S under the Securities Act) in reliance upon the exemption from registration provided by Regulation S. Purchaser understands that the Purchased Shares have not been registered under the Securities Act and acknowledges and agrees that the Purchased Shares may not be offered or sold in the United States or to U.S. persons, except pursuant to a valid registration statement or an applicable exemption from the registration requirements of the Securities Act.

Section 2.2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, as follows:

(a) Due Formation. The Company is a company duly incorporated as an exempted company with limited liability, validly existing and in good standing under the laws of the Cayman Islands. The Company has all requisite power and authority to carry on its business as it is currently being conducted. Each Subsidiary (as defined below) has been duly organized, is validly existing and in good standing under the laws of its jurisdiction of organization, and has the requisite corporate power and authorization to own, lease and operate its properties and to carry on its business as now being conducted.

(b) Authority. The Company has full power and authority to enter into, execute and deliver this Agreement and each of the other Transaction Documents and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the other Transaction Documents and the performance by the Company of its obligations hereunder and thereunder have all been duly authorized by all requisite actions on its part.

(c) Valid Agreement. This Agreement has been and, upon its execution each of the other Transaction Documents shall have been, duly executed and delivered by the Company, and each of the Agreement and the other Transaction Documents, upon execution, constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d) Capitalization. All outstanding shares of capital stock of the Company and all outstanding shares of capital stock of each of the Company’s subsidiaries and consolidated affiliated entities (each a “Subsidiary” and collectively “Subsidiaries”) have been issued and granted in compliance with (x) all applicable Securities Laws and other applicable laws and (y) all requirements set forth in applicable contracts, without violation of preemptive rights, rights of first refusal or other similar rights. “Securities Laws” means the Securities Act, the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the listing rules of, or any listing agreement with the NASDAQ Capital Market (the “Nasdaq”) and any other applicable law regulating securities or takeover matters.

(e) Due Issuance of the Purchased Shares. At the Closing Date, the Purchased Shares have been duly authorized and, when issued and delivered to and paid for by the Purchaser pursuant to this Agreement, will be validly issued, fully paid and non-assessable and free and clear of any pledge, mortgage, security interest, encumbrance, lien, charge, assessment, title defect, right of first refusal, right of pre-emption, third party right or interest, claim or restriction of any kind or nature (collectively the “Encumbrances”), except for restrictions arising under the Securities Act or created by virtue of this Agreement (including the lock-up provision in Section 3.1 below) and except for right to require the Company to register any securities of the Company under the Securities Act, and upon delivery and entry into the register of members of the Company will transfer to the Purchaser good and valid title to the Purchased Shares.

(f) Noncontravention. Neither the execution and the delivery of this Agreement or any other Transaction Documents, nor the consummation of the transactions contemplated hereby and thereby, will (i) violate any provision of the organizational documents of the Company or its Subsidiaries or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which the Company or its Subsidiaries is subject, or (ii) conflict with, result in a material breach of, constitute a material default under, result in the acceleration of or creation of a material Encumbrance under, or create in any party, in material respects, the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries is bound or to which any of the Company’s or its Subsidiaries’ assets are subject. There is no action, suit or proceeding, pending or threatened against the Company or its Subsidiaries that questions the validity of this Agreement or the other Transaction Documents the right of the Company to enter into this Agreement or the other Transaction Documents or to consummate the transactions contemplated hereby or thereby.

(g) Consents and Approvals. Neither the execution and delivery by the Company of this Agreement or any other Transaction Document, nor the consummation by the Company of any of the transactions contemplated hereby and thereby, nor the performance by the Company of this Agreement or any of the other Transaction Documents in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving notice to, any governmental or public body or authority or any third party (other than filings that have been made pursuant to applicable U.S. state securities laws and post-sale filings pursuant to applicable U.S. state and federal securities laws and the rules and regulations of Nasdaq, which the Company undertakes to file within the applicable time periods), except such as have been or will have been obtained, made or given on or prior to the Closing Date.

(h) Compliance with Laws. The business of the Company or its Subsidiaries is not being conducted in violation of any law or government order applicable to the Company (including, without limitation, the U.S. Foreign Corrupt Practices Act, as amended, and other anti-bribery laws of applicable jurisdictions) except for violations which do not and would not have a Material Adverse Effect. As used herein, “Material Adverse Effect” shall mean any event, fact, circumstance or occurrence that, individually or in the aggregate with any other events, facts, circumstances or occurrences, results in or would reasonably be expected to result in a material adverse change in or a material adverse effect on any of (i) the financial condition, assets, liabilities, results of operations, business, operations, or prospects of the Company or its Subsidiaries taken as a whole, except to the extent that any such Material Adverse Effect results from (x) the public disclosure of the transactions contemplated under this Agreement and other Transaction Documents in accordance with the terms of such documents, (y) changes in generally accepted accounting principles that are generally applicable to comparable companies, or (z) changes in general economic and market conditions; or (ii) the ability of the Company to consummate the transactions contemplated by this Agreement and the other Transaction Documents and to timely perform its material obligations hereunder or thereunder.

(i) Compliance with Anti-Corruption Laws. Neither the Company nor any of its Subsidiaries or their respective director, officer or employee thereof nor, to the Company’s knowledge, any affiliate, agent or representative of the Company or of any of its Subsidiaries or their respective affiliates, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; (iii) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; or (iv) will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws; and the Company and its Subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein.

(j) Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of all jurisdictions where the Company and its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(k) Compliance with OFAC.

(i) Neither the Company nor any of its Subsidiaries, nor any director, officer or employee thereof, nor, to the knowledge of the Company, any agent, affiliate or representative of the Company or any of its Subsidiaries, is an individual or entity (the “Person”) that is, or is owned or controlled by one or more Persons that are: (x) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor (y) located, organized or resident in a country or territory that is, the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

(ii) The Company represents and covenants that the Company and its Subsidiaries will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (x) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is, or whose government is, the subject of Sanctions; or (y) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) The Company represents and covenants that, for the past five years, the Company and its Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(l) SEC Documents. The Company has timely filed or furnished, as applicable, all reports, schedules, forms, statements and other documents required to be filed or furnished by it with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act or the Exchange Act and the rules and regulations promulgated thereunder (all of the foregoing documents filed with or furnished to the SEC and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective filing or furnishing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, as applicable, to the respective SEC Documents, and, none of the SEC Documents, at the time they were filed or furnished, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts, agreements, arrangements, transactions or documents which are required to be described or disclosed in the SEC Documents or to be filed as exhibits to the SEC Documents which have not been so described, disclosed or filed. The Company is in compliance with the applicable listing and corporate governance rules and regulations of the Nasdaq. The Company and its Subsidiaries have taken no action designed to, or reasonably likely to have the effect of, delisting its Ordinary Shares from the Nasdaq. The Company has not received any notification that the SEC or the Nasdaq is contemplating suspending or terminating such listing (or the applicable registration under the Exchange Act related thereto).

(m) Investment Company. The Company is not and, after giving effect to the issuance and sale of the Purchased Shares, the consummation of the issuance and sale and the application of the proceeds hereof and thereof, will not be an “investment company,” as such term is defined in the U.S. Investment Company Act of 1940, as amended.

(n) Events Subsequent to Most Recent Fiscal Period. Since December 31, 2024 until the date hereof and to the Closing Date, there has not been any events that, to the Company’s knowledge, will have a Material Adverse Effect.

(o) Litigation. There are no actions by or against the Company or its Subsidiaries or affecting the business or any of the assets of the Company or its Subsidiaries pending before any governmental authority, or, to the Company’s knowledge, threatened to be brought by or before any governmental authority, that would have a Material Adverse Effect.

(p) Solicitation. Neither the Company nor any person acting on its behalf has offered or sold the Purchased Shares by any form of general solicitation or general advertising (as defined in Regulation D under the Securities Act).

(q) Regulation S. No directed selling efforts (as defined in Rule 902 of Regulation S under the Securities Act) have been made by any of the Company, any of its affiliates or any person acting on its behalf with respect to any Purchased Shares that are not registered under the Securities Act; and none of such persons has taken any actions that would result in the sale of the Purchased Shares to the Purchaser under this Agreement requiring registration under the Securities Act; and the Company is a “foreign issuer” (as defined in Regulation S).

Article III
COVENANTS

Section 3.1. Removal of Restrictive Legend. The Company hereby covenants with the Purchaser to, no later than two trading days following the delivery by the Purchaser to the Company of: (i) a legended certificate representing the Purchased Shares, if the Proposed Shares have been issued in certificate form; and (ii) an opinion of counsel to the Purchaser that the Purchased Shares may be resold by the Purchaser without restriction, whether pursuant to the expiration of the Distribution Compliance Period under Rule 903 under Regulation S or otherwise (the “Proposed Conversion Date”), deliver or cause the Company’s transfer agent or its custodian to deliver to the Purchaser, as applicable, either: (i) a new share certificate representing such Purchased Shares that is free from all restrictive and other legends; or (ii) a book entry account statement for the Purchaser, prepared by the Company’s transfer agent, reflecting the Purchased Shares as free from all restrictive and other legends. This delivery must occur, provided, that as of the Proposed Conversion Date, a registration statement covering the resale of the aforementioned Purchased Shares has been declared effective by the Securities and Exchange Commission or the Distribution Compliance Period (defined below) has expired.

Section 3.2. Distribution Compliance Period. The Purchaser agrees not to resell, pledge or transfer any Purchased Shares within the United States or to any U.S. Person, as each of those terms is defined in Regulation S, during the 40 days following the Closing Date (the “Distribution Compliance Period”), except pursuant to an effective registration statement covering the resale, pledge or transfer such Purchased Shares.

Section 3.3. Further Assurances. From the date of this Agreement until the Closing Date, (i) the Parties shall use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated hereby, and (ii) the Company shall, and shall cause each of its Subsidiaries to (x) conduct its business and affairs in the ordinary course of business consistent with past practice, (y) not take any action, or omit to take any action, that would reasonably be expected to make any of its representations and warranties in this Agreement untrue at, or as of any time before, the Closing Date.

Article IV
INDEMNIFICATION

Section 4.1. Indemnification. The Company and the Purchaser (each an “Indemnifying Party”) shall each indemnify and hold the other Party and its respective directors, officers and agents (collectively, the “Indemnified Party”) harmless from and against any losses, claims, damages, judgments, fines, obligations, expenses and liabilities of any kind or nature whatsoever, including but not limited to any investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any pending or threatened legal action or proceeding, and any taxes or levies that may be payable by such person by reason of the indemnification of any indemnifiable loss hereunder (collectively, “Losses”) resulting from or arising out of: (i) the breach of any representation or warranty of such Indemnifying Party contained in this Agreement or in any schedule or exhibit hereto; or (ii) the violation or nonperformance, partial or total, of any covenant or agreement of such Indemnifying Party contained in this Agreement for reasons other than gross negligence or willful misconduct of such Indemnified Party. In calculating the amount of any Losses of an Indemnified Party hereunder, there shall be subtracted the amount of any insurance proceeds and third-party payments received by the Indemnified Party with respect to such Losses, if any.

Section 4.2. Third Party Claims.

(a) If any third party shall notify the Indemnified Party in writing with respect to any matter involving a claim by such third party (a “Third Party Claim”) which the Indemnified Party believes would give rise to a claim for indemnification against the Indemnifying Party under this Article IV, then the Indemnified Party shall promptly (i) notify the Indemnifying Party thereof in writing within thirty (30) days of receipt of notice of such claim and (ii) transmit to the Indemnifying Party a written notice (“Claim Notice”) describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to such claim, if any, and the basis of the Indemnified Party’s request for indemnification under this Agreement.

(b) Upon receipt of a Claim Notice with respect to a Third Party Claim, the Indemnifying Party shall have the right to assume the defense of any Third Party Claim by, within (30) days of receipt of the Claim Notice, notifying the Indemnified Party in writing that the Indemnifying Party elects to assume the defense of such Third Party Claim, and upon delivery of such notice by the Indemnifying Party, the Indemnifying Party shall have the right to fully control and settle the proceeding, provided, that, any such settlement or compromise shall be permitted hereunder only with the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed.

(c) If requested by the Indemnifying Party, the Indemnified Party shall, at the sole cost and expense of the Indemnifying Party, cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim which the Indemnifying Party elects to contest, including the making of any related counterclaim against the person asserting the Third Party Claim or any cross complaint against any person. The Indemnified Party shall have the right to receive copies of all pleadings, notices and communications with respect to any Third Party Claim, other than any privileged communications between the Indemnifying Party and its counsel, and shall be entitled, at its sole cost and expense, to retain separate co-counsel and participate in, but not control, any defense or settlement of any Third Party Claim assumed by the Indemnifying Party pursuant to Section 4.2(b).

(d) In the event of a Third Party Claim for which the Indemnifying Party elects not to assume the defense or fails to make such an election within the 30 days of the Claim Notice, the Indemnified Party may, at its option, defend, settle, compromise or pay such action or claim at the expense of the Indemnifying Party; provided, that, any such settlement or compromise shall be permitted hereunder only with the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

Section 4.3. Other Claims. In the event the Indemnified Party should have a claim against the Indemnifying Party hereunder which does not involve a Third Party Claim, the Indemnified Party shall promptly transmit to the Indemnifying Party a written notice (the “Indemnity Notice”) describing in reasonable detail the nature of the claim, the Indemnified Party’s best estimate of the amount of Losses attributable to such claim and the basis of the Indemnified Party’s request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within thirty (30) days from its receipt of the Indemnity Notice that the Indemnifying Party disputes such claim, the Indemnifying Party shall be deemed to have accepted and agreed with such claim.

Section 4.4. Cap. Notwithstanding the foregoing, the Indemnifying Party shall have no liability (for indemnification or otherwise) with respect to any Losses in excess of the value of the total cash consideration set forth in Section 1.1.

Article V
MISCELLANEOUS

Section 5.1. Survival of the Representations and Warranties. All representations and warranties made by any Party shall survive for two years and shall terminate and be without further force or effect on the second anniversary of the date hereof, except as to (i) any claims thereunder which have been asserted in writing pursuant to Section 5.6 against the Party making such representations and warranties on or prior to such second anniversary, and (ii) the Company’s representations contained in Section 2.2(a), (b), (c), (d) and I hereof, each of which shall survive indefinitely.

Section 5.2. Governing Law; Jurisdiction. This Agreement shall be governed and interpreted in accordance with the internal laws of the State of New York. Each of the Parties agrees and consents to personal jurisdiction and venue in any federal or state court within the Borough of Manhattan, in the City of New York, having subject matter jurisdiction, for the purposes of any action, suit or proceeding arising out of or relating to this Agreement.

Section 5.3. Amendment. This Agreement shall not be amended, changed or modified, except by another agreement in writing executed by the Parties hereto.

Section 5.4. Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, each of the Company and the Purchaser and their respective heirs, successors and permitted assigns and legal representatives. Nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, except as expressly provided in this Agreement.

Section 5.5. Assignment. Neither this Agreement nor any of the rights, duties or obligations hereunder may be assigned by the Company or the Purchaser without the express written consent of the other Party, except that the Purchaser may assign all or any part of his rights and obligations hereunder to any affiliate controlled by the Purchaser without the consent of the Company, provided that no such assignment shall relieve the Purchaser of its obligations hereunder if such assignee does not perform such obligations. Any purported assignment in violation of the foregoing sentence shall be null and void.

Section 5.6. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of actual delivery if delivered personally to the Party to whom notice is to be given, on the date sent if sent by telecopier, tested telex or prepaid telegram, on the next business day following delivery to Federal Express properly addressed or on the day of attempted delivery by the U.S. Postal Service if mailed by registered or certified mail, return receipt requested, postage paid, and properly addressed as follows:

If to the Purchaser, at:

If to the Company, at:	Plutus Financial Group Limited
8th Floor
80 Gloucester Road, Wan Chai,
Hong Kong S.A.R.
Attention: Mr. Luke Cheung, Mr. Jeff Yeung
Email: luke.cheung@plutusfingroup.com; jeff.yeung@plutusfingroup.com;

Any Party may change its address for purposes of this Section 5.6 by giving the other Parties hereto written notice of the new address in the manner set forth above.

Section 5.7. Entire Agreement. This Agreement constitutes the entire understanding and agreement between the Parties with respect to the matters covered hereby, and all prior agreements and understandings, oral or in writing, if any, between the Parties with respect to the matters covered hereby are merged and superseded by this Agreement.

Section 5.8. Severability. If any provisions of this Agreement shall be adjudicated to be illegal, invalid or unenforceable in any action or proceeding whether in its entirety or in any portion, then such provision shall be deemed amended, if possible, or deleted, as the case may be, from the Agreement in order to render the remainder of the Agreement and any provision thereof both valid and enforceable, and all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

Section 5.9. Fees and Expenses. Except as otherwise provided in this Agreement, each of the Company and the Purchaser will bear their respective expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby, including fees and expenses of attorneys, accountants, consultants and financial advisors.

Section 5.10. Confidentiality. Each Party hereto shall keep in confidence, and shall not use (except for the purposes of the transactions contemplated hereby) or disclose, any non-public information disclosed to it or its affiliates, representatives or agents in connection with this Agreement or the transactions contemplated hereby. Each Party hereto shall ensure that its affiliates, representatives and agents keep in confidence, and do not use (except for the purposes of the transactions contemplated hereby) or disclose, any such non-public information, except for Required Disclosures (as defined below). In the event that a Party, or any of its affiliates, representatives and agents, is required by law, regulation or judgment of a competent jurisdiction or requested by any governmental or regulatory agency of a competent jurisdiction (including, without limitation, any stock exchange or self-regulatory organization) to disclose any such non-public information (such disclosure being referred to as “Required Disclosures” herein), it shall, to the extent legally permissible, notify the other Party as promptly as practicable under the circumstances so that the other Party may seek a protective order or other appropriate remedy. In the event that no such protective order or other remedy is obtained, the disclosing Party shall furnish only that portion of the non-public information that is legally required.

Section 5.11. Specific Performance. The Parties agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

Section 5.12. Headings. The headings of the various articles and sections of this Agreement are inserted merely for the purpose of convenience and do not expressly or by implication limit, define or extend the specific terms of the section so designated.

Section 5.13. Execution in Counterparts. For the convenience of the Parties and to facilitate execution, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the date first above written.

Plutus Financial Group Limited

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the date first above written.

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By:
Name:
Title: